                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT

          SECOND AMENDMENT (this "Second Amendment"), dated as of October 19, 2004 to the CREDIT AGREEMENT, dated as of August 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Birds Eye Foods, Inc. (f/k/a Agrilink Foods, Inc.) (the "Borrower"), Birds Eye Holdings, Inc. (f/k/a Agrilink Holdings, Inc.) ("Holdings"), the lenders and other agents from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent.

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to, or for the benefit of, the Borrower;

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1. DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Credit Agreement.

          SECTION 2. AMENDMENTS AND CONSENT

          2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of "Eligible Reinvestment":

          Notwithstanding other provisions of this Agreement to the contrary, the C&W Acquisition (as defined in Section 8.6) shall be an Eligible Reinvestment with respect to Asset Dispositions made from September 1, 2004 to March 31, 2005.

          2.2 Amendment to Section 8.6. (a) Section 8.6 of the Credit Agreement is hereby amended by (i) deleting the phrase "the lesser of (1) the Consolidated Leverage Ratio at such time before giving effect to such Acquisition and (2)" in clause (h)(vii)", (ii) deleting the word "and" in clause (q), (iii) deleting the period from the end of clause (r) and replacing it with the following phrase "; and" and (iv) adding the following as clause (s):

          (s) the Acquisition of the Capital Stock of California & Washington Co. for approximately $75,000,000 and the

          (t) subsequent merger of such company into the Borrower (the "C&W Acquisition").

          SECTION 3. MISCELLANEOUS

          3.1 Effective Date. This Second Amendment shall become effective upon the receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrower and the Required Lenders under the Credit Agreement, and

          3.2 Representations and Warranties. Each of the Borrower and Holdings represents and warrants to each Lender that as of the date hereof and after giving effect hereto: (a) this Second Amendment constitutes the legal, valid and binding obligation of the Borrower and Holdings, enforceable against them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower and Holdings in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of such date.

          3.3 Limited Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this Second Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement.

          3.4 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          3.5 Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          BIRDS EYE FOODS, INC.


                                          By: /s/ Earl L. Powers
                                              ----------------------------------
                                              Name: Earl L. Powers
                                              Title: EVP, CFO & Sec


                                          BIRDS EYE HOLDINGS, INC.


                                          By: /s/ Earl L. Powers
                                              ----------------------------------
                                              Name: Earl L. Powers
                                              Title: Sec and Treas.


                                          JPMORGAN CHASE BANK, as Administrative
                                          Agent and as a Lender


                                          By: /s/ Benedict A. Smith
                                              ----------------------------------
                                              Name: Benedict A. Smith
                                              Title: Vice President

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          NORTHWOODS CAPITAL II, LIMITED
                                          BY: ANGELO, GORDON & CO., L.P.,
                                                 AS COLLATERAL MANAGER

                                          --------------------------------------


                                          By: /s/ John W. Fraser
                                              ----------------------------------
                                              Name: JOHN W. FRASER
                                              Title: MANAGING DIRECTOR

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          NORTHWOODS CAPITAL III, LIMITED
                                          BY: ANGELO, GORDON & CO., L.P.,
                                                 AS COLLATERAL MANAGER

                                          --------------------------------------


                                          By: /s/ John W. Fraser
                                              ----------------------------------
                                              Name: JOHN W. FRASER
                                              Title: MANAGING DIRECTOR

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          ANTARES CAPITAL CORPORATION

                                          --------------------------------------


                                          By: /s/ David Mahon
                                              ----------------------------------
                                              Name: David Mahon
                                              Title: Director

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          ANTARES FUNDING, L.P.

                                          By JPMorgan Chase Bank, as trustee of
                                          the Antares Funding Trust created
                                          under the Trust Agreement dated as of
                                          November 30, 1999.


                                          By: /s/ Leslie Hundley
                                              ----------------------------------
                                              Name: Leslie Hundley
                                              Title: AVP

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          Bank of America N.A.

                                          --------------------------------------
                                                      [Name of Lender]


                                          By: /s/ W. Thomas Barnett
                                              ----------------------------------
                                              Name: W. Thomas Barnett
                                              Title: Managing Director

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          Carlyle High Yield Partners II, Ltd.

                                          --------------------------------------
                                                     [Name of Lender]


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                              Name: LINDA PACE
                                              Title: MANAGING DIRECTOR

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          Carlyle High Yield Partners IV, Ltd.

                                          --------------------------------------
                                                     [Name of Lender]


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                              Name: LINDA PACE
                                              Title: MANAGING DIRECTOR

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          Carlyle High Yield Partners, L.P.

                                          --------------------------------------
                                                     [Name of Lender]


                                          By: /s/ Linda Pace
                                              ----------------------------------
                                              Name: LINDA PACE
                                              Title: MANAGING DIRECTOR

                                          BIRDS-EYE FOODS, INC.
                                          SECOND AMENDMENT
                                          DATED AS OF OCTOBER 19, 2004

                                          CoBank, ACB

                                          --------------------------------------


                                          By: /s/ Sushim R. Shah
                                              ----------------------------------
                                              Name: Sushim R. Shah
                                              Title: Vice President

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT

DATED AS OF OCTOBER 19, 2004

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as Investment Adviser


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

NEWTON CDO LTD
By: Babson Capital Management LLC as Investment Manager


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

PERSEUS CDO I, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Portfolio Manager


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

SIMSBURY CLO, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager


By: /s/ MaryAnn Spencer
    -------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

BIRDS-EYE FOODS, INC.
SECOND AMENDMENT
DATED AS OF OCTOBER 19, 2004

APEX (IDM) CDO I, LTD.
ELC (CAYMAN) LTD 2000-I
SEABOARD CLO 2000 LTD
SUFFIELD CLO, LIMITED
TRYON CLO LTD, 2000-I
By: Babson Capital Management LLC as Collateral Manager


By: /s/ MaryAnn Spencer
    ----------------------------------
    Name: MaryAnn Spencer
    Title: Managing Director

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 5, 2004

                                  Denali Capital LLC, managing member of DC
                                  Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                                  By: /s/ John P. Thacker
                                      ------------------------------------------
                                      Name: JOHN P. THACKER
                                      Title: CHIEF CREDIT OFFICER

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 5, 2004

                                  Denali Capital LLC, managing member of DC
                                  Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate


                                  By: /s/ John P. Thacker
                                      ------------------------------------------
                                      Name: JOHN P. THACKER
                                      Title: CHIEF CREDIT OFFICER

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 5, 2004

                                  Denali Capital LLC, managing member of DC
                                  Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate


                                  By: /s/ John P. Thacker
                                      ------------------------------------------
                                      Name: JOHN P. THACKER
                                      Title: CHIEF CREDIT OFFICER

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 6th, 2004

                                  MANUFACTURERS & TRADERS Trust Co.
                                  (M&T BANK)

                                  ----------------------------------------------
                                                 [Name of Lender]


                                  By: /s/ Kevin Wilmot
                                      ------------------------------------------
                                      Name: KEVIN WILMOT
                                      Title: ASST. V.P.

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 19, 2004

                                  MARINER CDO 2002, LTD.


                                  By: /s/ David Mahon
                                      ------------------------------------------
                                      Name: David Mahon
                                      Title: Vice President

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 19, 2004

                                  HSBC Bank USA, National Association

                                  ----------------------------------------------
                                                 [Name of Lender]


                                  By: /s/ John Carroll
                                      ------------------------------------------
                                      Name: John Carroll
                                      Title: VP

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 19, 2004

                                  LCM I, Limited Partnership
                                  by Lyon Capital Management LLC,
                                  as Collateral Manager


                                  By: /s/ Farboud Tavangar
                                      ------------------------------------------
                                      Name: Farboud Tavangar
                                      Title: Portfolio Manager

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 19, 2004

                                  ABN AMRO - Standard Federal Bank

                                  ----------------------------------------------
                                                 [Name of Lender]


                                  By: /s/ Djo Mwamba
                                      ------------------------------------------
                                      Name: Djo Mwamba
                                      Title: Vice President, Senior Lender

                                  BIRDS-EYE FOODS, INC.
                                  SECOND AMENDMENT
                                  DATED AS OF OCTOBER 8, 2004

                                  Harris Trust and Savings Bank

                                  ----------------------------------------------
                                                 [Name of Lender]


                                  By: /s/ Erica Kuhlmann
                                      ------------------------------------------
                                      Name: Erica Kuhlmann
                                      Title: Managing Director

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     Jupiter Loan Funding LLC

                                     -------------------------------------------
                                                 [Name of Lender]


                                     By: /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name: DIANA M. HIMES
                                         Title: ASSISTANT VICE PRESIDENT

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     Winged Foot Funding Trust

                                     -------------------------------------------
                                                 [Name of Lender]


                                     By: /s/ Diana M. Himes
                                         ---------------------------------------
                                         Name: DIANA M. HIMES
                                         Title: AUTHORIZED AGENT

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     NATEXIS BANQUES POPULAIRES

                                     -------------------------------------------
                                                 [Name of Lender]


                                     By: /s/ Tefta Ghilaga
                                         ---------------------------------------
                                         Name: TEFTA GHILAGA
                                         Title: VICE PRESIDENT


                                         /s/ Jordan H. Levy
                                         ---------------------------------------
                                         JORDAN H. LEVY
                                         ASSISTANT VICE PRESIDENT

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     AVALON CAPITAL LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Portfolio Advisor


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     AVALON CAPITAL LTD. 2
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Portfolio Advisor


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     CHARTER VIEW PORTFOLIO
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Investment Advisor


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     DIVERSIFIED CREDIT PORTFOLIO LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Investment Adviser


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     AIM FLOATING RATE FUND
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Sub-Adviser


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     INVESCO EUROPEAN CDO I S.A.
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Collateral Manager


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     INVESCO CBO 2000-I LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Portfolio Advisor


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     SEQUILS-LIBERTY, LTD.
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Collateral Manager


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     SARATOGA CLO I, LIMITED
                                     By: INVESCO Senior Secured Management, Inc.
                                            As Asset Manager


                                     By: /s/ Joseph Rotondo
                                         ---------------------------------------
                                         Name: Joseph Rotondo
                                         Title: Authorized Signatory

                                     BIRDS-EYE FOODS, INC.
                                     SECOND AMENDMENT
                                     DATED AS OF OCTOBER 19, 2004

                                     U.S. Bank National Association
                                             [Name of Lender]


                                     By: /s/ James A. Bosco
                                         ---------------------------------------
                                         Name: James A. Bosco
                                         Title: Senior Vice President